UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________
FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  November 30, 2011

Landmark Energy Enterprise, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-147685	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1404 E Joppa Road Towson, MD 21286
(Address of Principal Executive Office) (Zip Code)

Phone: 443-956-2392
(Registrant’s telephone and Facsimile number, including area code)

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Silberstein Ungar, PLLC

On November 30, 2011 (the "Dismissal Date"), the Board of Directors of Landmark Energy Enterprise, Inc (the "Registrant") dismissed Silberstein Ungar, PLLC as its independent registered public accounting firm.

The reports of Silberstein Ungar, PLLC on the Company’s financial statements for the years ended October 31, 2010 and 2009 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The reports did include an explanatory paragraph about the uncertainty of the Registrant's ability to continue as a going concern. During the Registrant's two most recent fiscal years and the subsequent interim periods through to the Dismissal Date, there were no disagreements (as defined in Item 304 of Regulation S-K) with Silberstein Ungar, PLLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Silberstein Ungar, PLLC, would have caused it to make reference in connection with any opinion to the subject matter of the disagreement. Further, during the Registrant's most recent fiscal year and the subsequent interim periods through to the Dismissal Date, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Registrant provided Silberstein Ungar, PLLC with a copy of this Report prior to its filing with the Securities and Exchange Commission (the SEC") and requested Silberstein Ungar, PLLC to furnish the Registrant with a letter addressed to the SEC, stating whether or not it agrees with the statements made above. A copy of such letter was included as Exhibit 16.1 to this Form 8-K.

(b) Engagement of Patrizio & Zhao, LLC

On November 30, 2011 (the "Engagement Date"), the Registrant's Board of Directors approved the appointment of Patrizio & Zhao, LLC, an independent registered public accounting firm which is registered with, and governed by the rules of, the Public Company Accounting Oversight Board, as the Registrant's independent registered public accounting firm. During the Registrant's two most recent fiscal years, the subsequent interim periods thereto, and through the Engagement Date, neither the Registrant nor anyone on its behalf consulted the Patrizio & Zhao, LLC regarding either (1) the application of accounting principles to a specified transaction regarding the Company, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (2) any matter regarding the Company that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Exhibits

Exhibit No.	Description

16.1	Letter from Silberstein Ungar, PLLC dated December 2, 2011 to the Securities and Exchange Commission

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Landmark Energy Enterprise, Inc

Date: December 2, 2011	By:	/s/ Yidian Dong
Yidian Dong Director, Chief Executive Officer, Chief Financial Officer